THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund, a Massachusetts business trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) Geneva Advisors All Cap Growth Fund, a series of Trust for Professional Managers, into the AT All Cap Growth Fund, a of the Trust; and (ii) Geneva Advisors Equity Income Fund, a series of Trust for Professional Managers, into the AT Equity Income Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



/s/ John K. Darr                                         Date: November 13, 2017
----------------
John K. Darr
Trustee

                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund, a Massachusetts business trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) Geneva Advisors All Cap Growth Fund, a series of Trust for Professional Managers, into the AT All Cap Growth Fund, a of the Trust; and (ii) Geneva Advisors Equity Income Fund, a series of Trust for Professional Managers, into the AT Equity Income Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



/s/ William M. Doran                                     Date: November 13, 2017
--------------------
William M. Doran
Trustee

                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund, a Massachusetts business trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) Geneva Advisors All Cap Growth Fund, a series of Trust for Professional Managers, into the AT All Cap Growth Fund, a of the Trust; and (ii) Geneva Advisors Equity Income Fund, a series of Trust for Professional Managers, into the AT Equity Income Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



/s/ Joseph T. Grause, Jr.                                Date: November 13, 2017
-------------------------
Joseph T. Grause, Jr.
Trustee

                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund, a Massachusetts business trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) Geneva Advisors All Cap Growth Fund, a series of Trust for Professional Managers, into the AT All Cap Growth Fund, a of the Trust; and (ii) Geneva Advisors Equity Income Fund, a series of Trust for Professional Managers, into the AT Equity Income Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



/s/ Mitchell A. Johnson                                  Date: November 13, 2017
-----------------------
Mitchell A. Johnson
Trustee

                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund, a Massachusetts business trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) Geneva Advisors All Cap Growth Fund, a series of Trust for Professional Managers, into the AT All Cap Growth Fund, a of the Trust; and (ii) Geneva Advisors Equity Income Fund, a series of Trust for Professional Managers, into the AT Equity Income Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



/s/ Betty L. Krikorian                                   Date: November 13, 2017
----------------------
Betty L. Krikorian
Trustee

                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund, a Massachusetts business trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) Geneva Advisors All Cap Growth Fund, a series of Trust for Professional Managers, into the AT All Cap Growth Fund, a of the Trust; and (ii) Geneva Advisors Equity Income Fund, a series of Trust for Professional Managers, into the AT Equity Income Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



/s/ Robert A. Nesher                                     Date: November 13, 2017
--------------------
Robert A. Nesher
Trustee

                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund, a Massachusetts business trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) Geneva Advisors All Cap Growth Fund, a series of Trust for Professional Managers, into the AT All Cap Growth Fund, a of the Trust; and (ii) Geneva Advisors Equity Income Fund, a series of Trust for Professional Managers, into the AT Equity Income Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



/s/ Bruce Speca                                          Date: November 13, 2017
---------------
Bruce Speca
Trustee

                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund, a Massachusetts business trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) Geneva Advisors All Cap Growth Fund, a series of Trust for Professional Managers, into the AT All Cap Growth Fund, a of the Trust; and (ii) Geneva Advisors Equity Income Fund, a series of Trust for Professional Managers, into the AT Equity Income Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



/s/ George J. Sullivan, Jr.                              Date: November 13, 2017
---------------------------
George J. Sullivan, Jr.
Trustee

                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund, a Massachusetts business trust, (the "Trust"), do hereby constitute and appoint Dianne Descoteaux my true and lawful attorney, with full power to her to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) Geneva Advisors All Cap Growth Fund, a series of Trust for Professional Managers, into the AT All Cap Growth Fund, a of the Trust; and (ii) Geneva Advisors Equity Income Fund, a series of Trust for Professional Managers, into the AT Equity Income Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



/s/ Michael Beattie                                      Date: November 13, 2017
-------------------
Michael Beattie
President

                        THE ADVISORS' INNER CIRCLE FUND

                               POWER OF ATTORNEY

     I, the undersigned trustee and/or officer of The Advisors' Inner Circle Fund, a Massachusetts business trust, (the "Trust"), do hereby constitute and appoint Michael Beattie and Dianne Descoteaux, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me and in my name and the capacity listed below, the Registration Statement for the Trust on Form N-14 with regard to the reorganizations of (i) Geneva Advisors All Cap Growth Fund, a series of Trust for Professional Managers, into the AT All Cap Growth Fund, a of the Trust; and (ii) Geneva Advisors Equity Income Fund, a series of Trust for Professional Managers, into the AT Equity Income Fund, a series of the Trust, and any and all Amendments to said Registration Statement, and to file the same with all exhibits thereto, and other documents in connection thereunder, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully as to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

     WITNESS my hand on the date set forth below.



/s/ Stephen Connors                                      Date: November 13, 2017
-------------------
Stephen Connors
Treasurer, Controller and Chief Financial Officer